UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange
                             Act of 1934

Date of Report (Date of earliest event reported) March 1, 2001
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                              SJW Corp.
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     (Exact name of registrant as specified in its charter)
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    California                     1-8966          77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
     of incorporation)           File Number)   Identification No.)

    374 W. Santa Clara Street, San Jose, California     95196
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including
area code                                       (408) 279-7800
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                            Not Applicable
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   (Former name or former address, if changed since last report)




Item 5.  Other Events

     On March 1, 2001, SJW Corp. (the "Registrant) announced that its Board of Directors agreed with American Water Works Company, Inc. to terminate the Agreement and Plan of Merger ("Merger Agreement") for the acquisition of SJW Corp. by American Water Works Company, Inc.
     The Merger Agreement allowed an 18-month period to secure necessary California Public Utilities Commission ("CPUC") approval, which period expires at the end of April. SJW Corp. received a CPUC order on February 22, 2001 setting an updated schedule under which the CPUC would not meet to consider the proposed merger until September 2001. American Water Works Company, Inc. announced that in view of the revised schedule and continued uncertainty surrounding the California regulatory process it would exercise its right to terminate the Merger Agreement at the end of April.
     A copy of the press release issued by the Registrant on March 1, 2001, concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Exhibits

              99.1  Press Release of Registrant, dated
              March 1, 2001, announcing Registrant's Merger
              Termination




                          SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SJW Corp.
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March 9, 2001                 /s/ Angela Yip
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                               Angela Yip,
                               Chief Financial Officer


                        EXHIBIT INDEX

Exhibit
Number                         Description of Document
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99.1    Press Release of Registrant, dated March 1, 2001,
        announcing Registrant's Merger Termination.


                         PRESS RELEASE             EXHIBIT 99.1


       SJW CORP. (AMEX: SJW) ANNOUNCES MERGER TERMINATION

     SJW Corp. (AMEX: SJW) announced today that its Board of Directors agreed with American Water Works, Inc. to terminate the Agreement and Plan of Merger ("Merger Agreement") for the acquisition of SJW by American Water Works.
     The Merger Agreement allowed an 18-month period to secure necessary California Public Utilities Commission ("CPUC") approval, which period expires at the end of April. SJW received a CPUC order last week setting an updated schedule under which the CPUC would meet to consider the proposed merger in September 2001. American Water Works announced that in view of the revised schedule and continued uncertainty surrounding the California regulatory process it would exercise its right to terminate the Merger Agreement at the end of April.
     "We are disappointed that this transaction could not be accomplished," said SJW Corp. President and Chief Executive Officer, W. Richard Roth. "After careful consideration of our alternatives, the SJW Board agreed with American Water Work's assessment of the regulatory uncertainty, and concluded that it was in our best interest to terminate the Merger Agreement now in order to remove business constraints imposed by the Merger Agreement. In addition, the Board has initiated a process to develop alternative plans to enhance shareholder value."
     SJW Corp. is a publicly traded holding company headquartered in San Jose, California. SJW Corp., through its subsidiary San Jose Water Company, provides water service to a population of 985,000 in San Jose and nearby communities.


This press release may contain certain forward looking statements including but not limited to statements relating to SJW Corp.'s plans, strategies, objectives, expectations and intentions, which are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of SJW Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. SJW Corp. undertakes no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.

SEC 873 (5-95)